EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Virginia National Bankshares Corporation (the “Company”) for the period ending June 30, 2016, as filed with the Securities and Exchange Commission, on the date hereof (the “Report”), the undersigned Chief Executive Officer and Controller (Acting Principal Financial Officer) of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Glenn W. Rust
Glenn W. Rust, President and Chief Executive Officer

/s/ Vicki T. Miller
Vicki T. Miller, Senior Vice President and Controller

August 15, 2016

47